UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2006

1-800 CONTACTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23633	87-0571643
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 E. Wadsworth Park Drive, Draper, UT		84020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (801) 316-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2006, 1-800 CONTACTS, INC. (the “Company”) issued a press release announcing its operating and financial results for the second quarter ended July 1, 2006.  A copy of the press release is attached to this Report as Exhibit 99.1.

The information set forth in this Report on Form 8-K (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit	Location
99.1	Press release dated July 26, 2006.	Attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800 CONTACTS, INC.

Date: July 26, 2006	By:	/s/ Robert G. Hunter
	Name:	Robert G. Hunter
	Title:	Chief Financial Officer